Exhibit 99.1

PRESS RELEASE	Contact: Debra Cope
July 29, 2024 8:00 AM ET	Director of Corporate Communications
Desk (703) 481-4599
Mobile (202) 468-3184

MainStreet Bancshares Inc. Reports a Profitable Second Quarter
Rise in Core Deposits Fueled an Uptick in Loan Growth

FAIRFAX, Va., July 29, 2024 /PRNewswire/ -- MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the holding company for MainStreet Bank, reported net income of $2.6 million for the second quarter of 2024.

Total deposits reached $1.8 billion in the second quarter, an increase of 10.2% from the second quarter of 2023. Loan growth is up 8.6% over the same period, also reaching $1.8 billion.

“We are now nine full quarters into the current interest rate cycle, and the entire industry has felt the effect of higher deposit costs. I’m happy to report that we experienced the softest impact this quarter, with our net interest margin settling in at a healthy 3.15%,” said Jeff W. Dick, Chairman and CEO of MainStreet Bancshares, Inc. and MainStreet Bank. “We see signs of an improving net interest margin going forward, but FOMC actions or other unforeseen externalities could affect momentum. Externalities aside, as our strategic initiatives start to bear fruit, we are confident and optimistic that the trail we have blazed to offer Banking as a Service (BaaS) will positively affect our net interest margin and our bottom line.”

“We remain focused on caring for our customers and meeting their continuing banking and borrowing needs while judiciously adding promising new relationships,” said Abdul Hersiburane, President of MainStreet Bank. “We’ve built our core customer funding sources up to 78% of total deposits.”

Loan growth in the second quarter was driven by a healthy rise in demand for commercial and industrial borrowing and in high-quality owner-occupied commercial real estate lending, a traditional area of strength for MainStreet Bank.

The Bank maintains a strong portfolio of earning assets, with very nominal AOCI exposure. The loan portfolio remains solid with net charge offs representing a mere eight basis points of average gross loans. Nonperforming assets account for 0.99% of total assets.

“We continue to carefully underwrite each loan opportunity and the lending team remains engaged with each borrower throughout their project lifecycle. If a borrower experiences a challenge, we work with them to face that challenge promptly and transparently,” said Tom Floyd, EVP and Chief Lending Officer at MainStreet Bank. “We have a meticulous understanding of our loan book and a rigorous risk management mindset.”

Banking-as-a-Service
In recent months, the weaknesses of other embedded banking solutions have been exposed—to the detriment of banks, their fintech clients and their end-customers. The Avenu team digested all the lessons that could be learned from these weaknesses and is implementing final enhancements to ensure a scalable and compliance rich solution. Avenu is live and in limited production until the final enhancements are fully integrated.

Avenu
Avenu is the first and only embedded banking solution that connects our partners and their apps directly and seamlessly to our purpose-built Avenu core solution. We are not a sponsor bank without our own technology, and we are not a middleware software company without our own bank. We are Avenu, a leading financial technology company owned by an established community bank in the heart of Washington, D.C.

Avenu’s clients are fintechs, social media, application developers, money movers, and entrepreneurs. They all have one thing in common: They are innovating how money moves to solve real-world issues and help communities thrive. We are focused on servicing our community and creating long-term business relationships.

ABOUT MAINSTREET BANK: MainStreet operates six branches in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington, D.C. MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has "put our bank" in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet also works with the SBA to offer 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer's experience.

MainStreet Bank was the first community bank in the Washington, D.C., metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of the novel coronavirus (COVID-19) outbreak, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel. We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands)

	June 30, 2024	March 31, 2024	December 31, 2023*	September 30, 2023	June 30, 2023
ASSETS
Cash and cash equivalents
Cash and due from banks	$41,697	$49,208	$53,581	$44,912	$67,700
Federal funds sold	49,762	75,533	60,932	76,271	30,341
Total cash and cash equivalents	91,459	124,741	114,513	121,183	98,041
Investment securities available for sale, at fair value	57,605	58,699	59,928	56,726	60,579
Investment securities held to maturity, at amortized cost, net of allowance for credit losses of $0 for all periods	16,036	17,251	17,275	17,565	17,590
Restricted equity securities, at amortized cost	26,797	23,924	24,356	20,619	20,304
Loans, net of allowance for credit losses of $17,098, $16,531, $16,506, $15,626, and $16,047, respectively	1,778,840	1,727,110	1,705,137	1,681,444	1,637,484
Premises and equipment, net	13,787	14,081	13,944	14,275	14,427
Accrued interest and other receivables	11,916	10,727	12,390	11,184	10,256
Computer software, net of amortization	17,205	15,691	14,657	13,373	12,266
Bank owned life insurance	38,901	38,609	38,318	38,035	37,763
Other assets	41,200	39,182	34,914	47,087	40,641
Total Assets	$2,093,746	$2,070,015	$2,035,432	$2,021,491	$1,949,351
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$314,636	$348,945	$364,606	$394,859	$388,992
Interest bearing demand deposits	179,513	165,331	137,128	76,423	71,308
Savings and NOW deposits	60,867	46,036	45,878	46,550	51,294
Money market deposits	476,396	446,903	442,179	461,398	380,500
Time deposits	723,951	725,520	696,336	703,960	701,289
Total deposits	1,755,363	1,732,735	1,686,127	1,683,190	1,593,383
Federal funds purchased	—	—	15,000	—	30,000
Subordinated debt	72,841	72,741	72,642	72,543	72,444
Other liabilities	40,827	41,418	40,146	52,015	43,016
Total Liabilities	1,869,031	1,846,894	1,813,915	1,807,748	1,738,843
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	29,452	29,514	29,198	29,188	29,177
Capital surplus	66,392	65,940	65,985	65,407	64,768
Retained earnings	109,651	108,334	106,549	102,694	97,646
Accumulated other comprehensive loss	(8,043)	(7,930)	(7,478)	(10,809)	(8,346)
Total Stockholders’ Equity	224,715	223,121	221,517	213,743	210,508
Total Liabilities and Stockholders’ Equity	$2,093,746	$2,070,015	$2,035,432	$2,021,491	$1,949,351

*Derived from audited financial statements

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
INTEREST INCOME:
Interest and fees on loans	$62,034	$55,586	$31,546	$30,487	$30,849	$29,750	$28,855
Interest on investment securities
Taxable securities	865	926	430	435	451	459	407
Tax-exempt securities	538	529	268	270	268	268	265
Interest on federal funds sold	2,264	2,311	1,083	1,182	1,510	1,217	1,179
Total interest income	65,701	59,352	33,327	32,374	33,078	31,694	30,706
INTEREST EXPENSE:
Interest on interest bearing demand deposits	4,032	594	2,172	1,860	1,058	240	251
Interest on savings and NOW deposits	347	255	190	157	146	145	147
Interest on money market deposits	10,816	4,129	5,638	5,178	5,639	4,156	2,926
Interest on time deposits	17,861	11,221	9,027	8,833	8,257	7,526	7,077
Interest on federal funds purchased	298	239	191	107	25	35	201
Interest on Federal Home Loan Bank advances	46	919	—	46	118	186	13
Interest on subordinated debt	1,640	1,632	820	820	828	828	820
Total interest expense	35,040	18,989	18,038	17,001	16,071	13,116	11,435
Net interest income	30,661	40,363	15,289	15,373	17,007	18,578	19,271
Provision for (recovery of) credit losses	443	921	638	(195)	466	255	638
Net interest income after provision for (recovery of) credit losses	30,218	39,442	14,651	15,568	16,541	18,323	18,633
NON-INTEREST INCOME:
Deposit account service charges	959	1,125	490	469	510	514	535
Bank owned life insurance income	583	514	291	292	283	272	259
Net loss on securities called or matured	(48)	—	(48)	—	—	—	—
Other non-interest income	270	174	140	130	68	177	16
Total non-interest income	1,764	1,813	873	891	861	963	810
NON-INTEREST EXPENSES:
Salaries and employee benefits	14,972	14,216	7,484	7,488	7,129	6,924	6,595
Furniture and equipment expenses	1,875	1,270	940	935	804	713	772
Advertising and marketing	1,020	1,495	566	454	271	577	698
Occupancy expenses	849	912	415	435	397	375	426
Outside services	1,614	994	839	774	352	697	504
Administrative expenses	471	426	229	242	219	277	211
Other operating expenses	4,190	3,242	2,195	1,996	1,964	1,866	1,646
Total non-interest expenses	24,991	22,555	12,668	12,324	11,136	11,429	10,852
Income before income tax expense	6,991	18,700	2,856	4,135	6,266	7,857	8,591
Income tax expense	1,068	3,602	238	830	1,120	1,516	1,645
Net income	5,923	15,098	2,618	3,305	5,146	6,341	6,946
Preferred stock dividends	1,078	1,078	539	539	539	539	539
Net income available to common shareholders	$4,845	$14,020	$2,079	$2,766	$4,607	$5,802	$6,407
Net income per common share, basic and diluted	$0.64	$1.86	$0.27	$0.36	$0.61	$0.77	$0.85
Weighted average number of common shares, basic and diluted	7,610,188	7,519,949	7,608,389	7,611,990	7,527,327	7,524,332	7,522,764

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	June 30, 2024		March 31, 2024		June 30, 2023		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$410,698	22.8%	$408,903	23.4%	$421,277	25.4%	0.4%	-2.5%
Residential real estate loans	449,700	25.0%	451,991	25.8%	410,550	24.7%	-0.5%	9.5%
Commercial real estate loans	845,030	46.9%	813,387	46.5%	727,772	43.9%	3.9%	16.1%
Commercial and industrial loans	93,559	5.2%	71,822	4.1%	93,604	5.6%	30.3%	0.0%
Consumer loans	2,232	0.1%	2,902	0.2%	5,750	0.4%	-23.1%	-61.2%
Total Gross Loans	$1,801,219	100.0%	$1,749,005	100.0%	$1,658,953	100.0%	3.0%	8.6%
Less: Allowance for credit losses	(17,098)		(16,531)		(16,047)
Net deferred loan fees	(5,281)		(5,364)		(5,422)
Net Loans	$1,778,840		$1,727,110		$1,637,484
DEPOSITS:
Non-interest bearing deposits	$314,636	17.9%	$348,945	20.1%	$388,992	24.4%	-9.8%	-19.1%
Interest-bearing deposits:
Demand deposits	179,513	10.2%	165,331	9.5%	71,308	4.5%	8.6%	151.7%
Savings and NOW deposits	60,867	3.5%	46,036	2.7%	51,294	3.2%	32.2%	18.7%
Money market accounts	476,396	27.1%	446,903	25.8%	380,500	23.9%	6.6%	25.2%
Certificates of deposit $250,000 or more	473,827	27.0%	467,892	27.0%	406,583	25.5%	1.3%	16.5%
Certificates of deposit less than $250,000	250,124	14.3%	257,628	14.9%	294,706	18.5%	-2.9%	-15.1%
Total Deposits	$1,755,363	100.0%	$1,732,735	100.0%	$1,593,383	100.0%	1.3%	10.2%
BORROWINGS:
Federal funds purchased	—	0.0%	—	0.0%	30,000	29.3%	0.0%	-100.0%
Subordinated debt	72,841	100.0%	72,741	100.0%	72,444	70.7%	0.1%	0.5%
Total Borrowings	$72,841	100.0%	$72,741	100.0%	$102,444	100.0%	0.1%	-28.9%
Total Deposits and Borrowings	$1,828,204		$1,805,476		$1,695,827		1.3%	7.8%

Core customer funding sources (1)	$1,376,991	75.3%	$1,312,746	72.7%	$1,184,958	69.9%	4.9%	16.2%
Brokered and listing service sources (2)	378,372	20.7%	419,989	23.3%	408,425	24.1%	-9.9%	-7.4%
Federal funds purchased	—	0.0%	—	0.0%	30,000	1.7%	0.0%	-100.0%
Subordinated debt (3)	72,841	4.0%	72,741	4.0%	72,444	4.3%	0.1%	0.5%
Total Funding Sources	$1,828,204	100.0%	$1,805,476	100.0%	$1,695,827	100.0%	1.3%	7.8%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts.

Excludes $290.5 million in core deposits placed in reciprocal networks for FDIC insurance coverage that will be classified as brokered deposits on the call report in pursuant to rule 12 CFR 337.6(e) as of June 30, 2024.
(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended June 30, 2024			For the three months ended June 30, 2023
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,782,124	$31,546	7.10%	$1,649,300	$28,855	7.02%
Securities:
Taxable	55,323	430	3.12%	54,270	407	3.01%
Tax-exempt	36,717	339	3.71%	37,876	335	3.55%
Federal funds and interest-bearing deposits	84,705	1,083	5.13%	87,608	1,179	5.40%
Total interest-earning assets	$1,958,869	$33,398	6.84%	$1,829,054	$30,776	6.75%
Other assets	131,656			83,599
Total assets	$2,090,525			$1,912,653
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$172,221	$2,172	5.06%	$73,800	$251	1.36%
Savings and NOW deposits	47,767	190	1.60%	50,644	147	1.16%
Money market deposit accounts	463,641	5,638	4.88%	344,118	2,926	3.41%
Time deposits	715,777	9,027	5.06%	723,056	7,077	3.93%
Total interest-bearing deposits	$1,399,406	$17,027	4.88%	$1,191,618	$10,401	3.50%
Federal funds purchased	13,298	191	5.76%	15,174	201	5.31%
FHLB advances	—	—	—	989	13	5.27%
Subordinated debt	72,802	820	4.52%	72,405	820	4.54%
Total interest-bearing liabilities	$1,485,506	$18,038	4.87%	$1,280,186	$11,435	3.58%
Demand deposits and other liabilities	381,825			424,505
Total liabilities	$1,867,331			$1,704,691
Stockholders’ Equity	223,194			207,962
Total Liabilities and Stockholders’ Equity	$2,090,525			$1,912,653
Interest Rate Spread			1.97%			3.17%
Net Interest Income		$15,360			$19,341
Net Interest Margin			3.15%			4.24%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the six months ended June 30, 2024			For the six months ended June 30, 2023
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,755,443	$62,034	7.13%	$1,624,664	$55,586	6.90%
Securities:
Taxable	55,708	865	3.13%	56,011	926	3.33%
Tax-exempt	37,068	681	3.70%	37,908	670	3.56%
Federal funds and interest-bearing deposits	88,349	2,264	5.17%	103,053	2,311	4.52%
Total interest-earning assets	$1,936,568	$65,844	6.86%	$1,821,636	$59,493	6.59%
Other assets	127,430			77,601
Total assets	$2,063,998			$1,899,237
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$159,234	$4,032	5.11%	$78,568	$594	1.52%
Savings and NOW deposits	45,993	347	1.52%	51,290	255	1.00%
Money market deposit accounts	448,647	10,816	4.86%	284,906	4,129	2.92%
Time deposits	712,898	17,861	5.05%	698,384	11,221	3.24%
Total interest-bearing deposits	$1,366,772	$33,056	4.88%	$1,113,148	$16,199	2.93%
Federal funds purchased	10,386	298	5.79%	9,103	239	5.29%
FHLB advances	1,648	46	5.63%	39,199	919	4.73%
Subordinated debt	72,752	1,640	4.55%	72,355	1,632	4.55%
Total interest-bearing liabilities	$1,451,558	$35,040	4.87%	$1,233,805	$18,989	3.10%
Demand deposits and other liabilities	389,792			460,632
Total liabilities	$1,841,350			$1,694,437
Stockholders’ Equity	222,648			204,800
Total Liabilities and Stockholders’ Equity	$2,063,998			$1,899,237
Interest Rate Spread			1.99%			3.49%
Net Interest Income		$30,804			$40,504
Net Interest Margin			3.21%			4.48%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.27	$0.85	$0.64	$1.86
Book value per common share	$25.99	$24.36	$25.99	$24.36
Tangible book value per common share(2)	$23.72	$22.73	$23.72	$22.73
Weighted average common shares (basic and diluted)	7,608,389	7,522,764	7,610,188	7,519,949
Common shares outstanding at end of period	7,598,529	7,522,297	7,598,529	7,522,297
Performance Ratios
Return on average assets (annualized)	0.50%	1.46%	0.58%	1.60%
Return on average equity (annualized)	4.70%	13.40%	5.36%	14.87%
Return on average common equity (annualized)	5.36%	14.22%	6.11%	15.92%
Yield on earning assets (FTE) (2) (annualized)	6.84%	6.75%	6.86%	6.59%
Cost of interest bearing liabilities (annualized)	4.87%	3.58%	4.87%	3.10%
Net interest spread (FTE)(2)	1.97%	3.17%	1.99%	3.49%
Net interest margin (FTE)(2) (annualized)	3.15%	4.24%	3.21%	4.48%
Non-interest income as a percentage of average assets (annualized)	0.17%	0.17%	0.17%	0.19%
Non-interest expense to average assets (annualized)	2.43%	2.28%	2.44%	2.39%
Efficiency ratio(3)	78.38%	54.04%	77.07%	53.48%
Asset Quality
Allowance for credit losses (ACL)
Beginning balance, ACL - loans	$16,531	$15,435	$16,506	$14,114
Add: recoveries	6	1	8	12
Less: charge-offs	(370)	(6)	(511)	(6)
Add: provision for credit losses - loans	931	617	1,095	1,032
Add: current expected credit losses, nonrecurring adoption	—	—	—	895
Ending balance, ACL - loans	$17,098	$16,047	$17,098	$16,047

Beginning balance, reserve for unfunded commitment (RUC)	$650	$1,178	$1,009	$—
Add: current expected credit losses, nonrecurring adoption	—	—	—	1,310
Add: provision for unfunded commitments, net	(293)	21	(652)	(111)
Ending balance, RUC	$357	$1,199	$357	$1,199
Total allowance for credit losses	$17,455	$17,246	$17,455	$17,246

Allowance for credit losses on loans to total gross loans	0.95%	0.97%	0.95%	0.97%
Allowance for credit losses to total gross loans	0.97%	1.04%	0.97%	1.04%
Allowance for credit losses on loans to non-performing loans	83%	N/A	83%	N/A
Net charge-offs (recoveries) to average gross loans (annualized)	0.08%	0.00%	0.06%	0.00%
Concentration Ratios
Commercial real estate loans to total capital (4)	367.24%	363.70%	367.24%	363.70%
Construction loans to total capital (5)	130.19%	139.59%	130.19%	139.59%
Non-performing Assets
Loans 30-89 days past due to total gross loans	0.81%	0.00%	0.81%	0.00%
Loans 90 days past due and accruing to total gross loans	0.00%	0.00%	0.00%	0.00%
Non-accrual loans to total gross loans	1.15%	0.00%	1.15%	0.00%
Other real estate owned	$—	$—	$—	$—
Non-performing loans	$20,691	$—	$20,691	$—
Non-performing assets to total assets	0.99%	0.00%	0.99%	0.00%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	16.78%	16.79%	16.78%	16.79%
Tier 1 risk-based capital ratio	15.85%	15.83%	15.85%	15.83%
Leverage ratio	14.22%	14.81%	14.22%	14.81%
Common equity tier 1 ratio	15.85%	15.83%	15.85%	15.83%
Other information
Closing stock price	$17.73	$22.66	$17.73	$22.66
Tangible equity / tangible assets (2)	9.99%	10.24%	9.99%	10.24%
Average tangible equity / average tangible assets (2)	9.97%	10.34%	10.10%	10.28%
Number of full time equivalent employees	195	179	195	179
Number of full service branch offices	6	6	6	6

(1)	Regulatory capital ratios as of June 30, 2024 are preliminary
(2)	Refer to Appendix for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied, multifamily, and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Unaudited Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended June 30,		For the six months ended June 30,
	2024	2023	2024	2023
Net interest margin (FTE)
Net interest income (GAAP)	$15,289	$19,271	$30,661	$40,363
FTE adjustment on tax-exempt securities	71	70	143	141
Net interest income (FTE) (non-GAAP)	15,360	19,341	30,804	40,504

Average interest earning assets	1,958,869	1,829,054	1,936,568	1,821,636
Net interest margin (GAAP)	3.13%	4.23%	3.19%	4.47%
Net interest margin (FTE) (non-GAAP)	3.15%	4.24%	3.21%	4.48%

	For the three months ended June 30,		For the six months ended June 30,
	2024	2023	2024	2023
Yield on earning assets (FTE)
Total interest income (GAAP)	$33,327	$30,706	$65,701	$59,352
FTE adjustment on tax-exempt securities	71	70	143	141
Total interest income (FTE) (non-GAAP)	33,398	30,776	65,844	59,493

Average interest earning assets	1,958,869	1,829,054	1,936,568	1,821,636
Yield on earning assets (GAAP)	6.82%	6.73%	6.84%	6.57%
Yield on earning assets (FTE) (non-GAAP)	6.84%	6.75%	6.86%	6.59%

	For the three months ended June 30,		For the six months ended June 30,
	2024	2023	2024	2023
Net interest spread (FTE)
Yield on earning assets (GAAP)	6.82%	6.73%	6.84%	6.57%
Yield on earning assets (FTE) (non-GAAP)	6.84%	6.75%	6.86%	6.59%

Yield on interest-bearing liabilities (GAAP)	4.87%	3.58%	4.87%	3.10%
Net interest spread (GAAP)	1.95%	3.15%	1.97%	3.47%
Net interest spread (FTE) (non-GAAP)	1.97%	3.17%	1.99%	3.49%

	As of June 30,		As of June 30,
	2024	2023	2024	2023
Tangible common stockholders' equity
Total stockholders equity (GAAP)	$224,715	$210,508	$224,715	$210,508
Less: intangible assets	(17,205)	(12,266)	(17,205)	(12,266)
Tangible stockholders' equity (non-GAAP)	207,510	198,242	$207,510	$198,242
Less: preferred stock	(27,263)	(27,263)	(27,263)	(27,263)
Tangible common stockholders' equity (non-GAAP)	180,247	170,979	180,247	170,979

Common shares outstanding	7,598,529	7,522,297	7,598,529	7,522,297
Tangible book value per common share (non-GAAP)	$23.72	$22.73	$23.72	$22.73

	As of June 30,		As of June 30,
	2024	2023	2024	2023
Stockholders equity, adjusted
Total stockholders equity (GAAP)	$224,715	$210,508	$224,715	$210,508
Less: intangible assets	(17,205)	(12,266)	(17,205)	(12,266)
Total tangible stockholders equity (non-GAAP)	207,510	198,242	207,510	198,242

	As of June 30,		As of June 30,
	2024	2023	2024	2023
Total tangible assets
Total assets (GAAP)	$2,093,746	$1,949,351	$2,093,746	$1,949,351
Less: intangible assets	(17,205)	(12,266)	(17,205)	(12,266)
Total tangible assets (non-GAAP)	2,076,541	1,937,085	2,076,541	1,937,085

	For the three months ended June 30,		For the six months ended June 30,
	2024	2023	2024	2023
Average tangible stockholders' equity
Total average stockholders' equity (GAAP)	$223,194	$207,962	$222,648	$204,800
Less: average intangible assets	(16,386)	(11,284)	(15,732)	(10,585)
Total average tangible stockholders' equity (non-GAAP)	206,808	196,678	206,916	194,215

	For the three months ended June 30,		For the six months ended June 30,
	2024	2023	2024	2023
Average tangible assets
Total average assets (GAAP)	$2,090,525	$1,912,653	$2,063,998	$1,899,237
Less: average intangible assets	(16,386)	(11,284)	(15,732)	(10,585)
Total average tangible assets (non-GAAP)	2,074,139	1,901,369	2,048,266	1,888,652